UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2017

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

On March 23, 2017, Hologic, Inc. (“Hologic”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (“SEC”) to report that effective as of March 22, 2017, Hologic completed the acquisition of Cynosure, Inc. (“Cynosure”) through the merger of Cynosure with and into Minuteman Merger Sub, Inc., a wholly owned subsidiary of Hologic, with Cynosure being the surviving corporation (the “Merger”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Cynosure as of and for the year ended December 31, 2016, the accompanying notes thereto, and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 and incorporated herein by reference to the audited consolidated financial statements of Cynosure as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016, 2015 and 2014 that are contained in Cynosure’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC on February 28, 2017.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information giving effect to the Merger is being furnished under this Item 9.01(b) as Exhibit 99.2 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing:

•	Unaudited pro forma condensed combined statement of income for the year ended September 24, 2016;

•	Unaudited pro forma condensed combined statement of income for the six months ended April 1, 2017; and

•	Notes to unaudited pro forma condensed combined financial information.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Cynosure as of and for the year ended December 31, 2016 (incorporated by reference to the Form 10-K filed by Cynosure with the SEC on February 28, 2017).

99.2	Unaudited pro forma condensed combined financial information of Hologic.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2017	HOLOGIC, INC.

	By:	/s/ Robert W. McMahon
Robert W. McMahon
Chief Financial Officer